As filed with the Securities and Exchange Commission on May 23, 2007.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 23, 2007

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-6523

(Commission File Number)

56-0906609

(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina

(Address of principal executive offices)

28255

(Zip Code)

704.386.5681

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

Bank of America Corporation and its subsidiaries (the Corporation) reports the results of its operations through three business segments: Global Consumer and Small Business Banking, Global Corporate and Investment Banking, and Global Wealth and Investment Management, with the remaining operations recorded in All Other. Effective January 1, 2007, consistent with the presentation used in the Corporation’s Form 10-Q for the three months ended March 31, 2007, the Corporation changed its basis of presentation to present Global Consumer and Small Business Banking, specifically Card Services, on a managed basis with a corresponding offset recorded in All Other. Also, the financial results of certain businesses that are expected to be or have been sold have been transferred to All Other. In addition, certain management accounting methodologies and related allocations were refined. Prior period segment results have been adjusted to reflect these changes. These changes did not have an impact on the previously reported consolidated results of the Corporation.

This Current Report on Form 8-K and the exhibits hereto update the business segment information presented in the Annual Report on Form 10-K for the year ended December 31, 2006 (the Annual Report) only to the extent this information is impacted by the revised business segment reporting methodology. Portions of the following items from the Annual Report have been updated to reflect the revised business segment methodology:

>	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations (filed as Exhibit 99.1 and incorporated herein by reference).
>	Part II, Item 8. Financial Statements and Supplementary Data (filed as Exhibit 99.2 and incorporated herein by reference).

All updates to the Annual Report relate solely to the presentation of segment specific disclosures on a basis consistent with how management currently evaluates the results of the segments. The revised reporting structure did not impact the consolidated balance sheet or the consolidated statements of income, changes in shareholders’ equity and cash flows. The information in this Current Report on Form 8-K is presented as of December 31, 2006 and other than as indicated above, has not been updated to reflect financial results subsequent to that date or any other changes since the date of the Annual Report.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.

23	Consent of PricewaterhouseCoopers LLP

99.1	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.2	Part II, Item 8. Financial Statements and Supplementary Data

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/S/ NEIL A. COTTY
Neil A. Cotty Chief Accounting Officer

Dated: May 23, 2007

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
23	Consent of PricewaterhouseCoopers LLP

99.1	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.2	Part II, Item 8. Financial Statements and Supplementary Data

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